SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [    ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ X ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

K-V PHARMACEUTICAL COMPANY (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title to each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

         This Amended Proxy Statement is filed to reflect a correction in Proposal 2 regarding the number of options granted under granted under the 2001 Incentive Stock Option Plan and the number of securities remaining available for issuance under all equity compensation plans approved by security holders.

K-V PHARMACEUTICAL COMPANY
2503 South Hanley Road
St. Louis, Missouri 63144

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 30, 2002

St. Louis, Missouri
July 15, 2002

         The Annual Meeting of Shareholders of K-V Pharmaceutical Company will be held on Friday, August 30, 2002, at 9:00 A.M., Central Daylight Savings Time, at The St. Louis Club (Lewis and Clark Room, 16th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the following purposes:

         1.    To elect two Class A directors, to hold office for three years;

         2.    To consider approval of the K-V Pharmaceutical Company 2001 Incentive Stock Option Plan; and

         3.    To transact such other business as may properly come before the meeting.

         Shareholders of record at the close of business on July 2, 2002, will be entitled to vote at the meeting or at any adjournment or adjournments thereof. Lists of all holders of Class A Common Stock and all holders of Class B Common Stock entitled to vote at the annual meeting will be open to the examination of any shareholder, for any purpose germane to the annual meeting, for 10 days prior to the date thereof, at the office of the Company at 10888 Metro Court, Maryland Heights, Missouri 63043.

         A copy of the 2002 Annual Report to Shareholders is enclosed.

By Order of the Board of Directors

Alan G. Johnson, Secretary

         Whether or not you intend to be present at the meeting, please mark, sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return addressed envelope is enclosed for your convenience.

K-V PHARMACEUTICAL COMPANY
2503 South Hanley Road
St. Louis, Missouri 63144

PROXY STATEMENT

SOLICITATION OF PROXIES

         The enclosed proxy is solicited by the Board of Directors of K-V Pharmaceutical Company (the "Company"). Whether or not you expect to attend the meeting in person, please specify your choice by marking and returning your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wish. If no election is made in the proxy the Company receives from you, your proxy will be voted for the nominees for director named in this proxy statement. This proxy statement and form of proxy were first mailed to shareholders on or about July 15, 2002.

REVOCATION OF PROXY

         If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing, provided that your notice of revocation is actually received by the Secretary prior to the voting of the proxy.

RECORD DATE

         Shareholders of record at the close of business on July 2, 2002, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER THE PROXY

         Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Victor M. Hermelin and Marc S. Hermelin, or the one of them who acts, will vote:

1.	FOR the election of Marc S. Hermelin and Kevin S. Carlie as the Class A directors of the Company, to hold office for three years and until their respective successors have been duly elected and qualified;

2.	FOR approval of the K-V Pharmaceutical Company 2001 Incentive Stock Option Plan; and

3.	In their discretion on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

         Marc S. Hermelin and Kevin S. Carlie are presently directors. Should either nominee become unavailable or decline to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause either nominee to be unavailable for election or to decline to serve.

SECURITY OWNERSHIP OF PRINCIPAL
HOLDERS AND MANAGEMENT

         On June 10, 2002, there were 20,136,102 shares of Class A Common Stock (“Class A Stock”) outstanding and 10,658,472 shares of Class B Common Stock (“Class B Stock”) outstanding, which constitute all of the outstanding voting shares of the Company. Each share of Class A Stock is entitled to one-twentieth of one vote (or 1,006,805 votes if all outstanding shares of Class A Stock are voted), and each share of Class B Stock is entitled to one vote on all matters to come before the Annual Meeting.

        Under applicable state law and the provisions of the Company’s Certificate of Incorporation and By-laws: (i) the vote required for the election of a director is a plurality of the votes of the issued and outstanding shares of Class A Stock and Class B Stock, as a single class, present in person or represented by proxy at the Annual Meeting of shareholders and entitled to vote on the election of directors, and (ii) the vote required for other matters that may come before the meeting is the affirmative vote of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at a meeting of shareholders and entitled to vote. Except as otherwise required by law, in all voting, each share of Class A Stock has one-twentieth of one vote and each share of Class B Stock has one vote, and votes representing Class A Stock and Class B Stock vote as a single class.

        Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Brokers are permitted to vote proxies of any client in their own discretion as to the non-contested election of directors if the client has not furnished voting instructions within 10 days of the meeting. Certain proposals other than the election of directors are “non-discretionary,” and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes on matters on which they are not voted are referred to as “broker non-votes.” With respect to most votes by shareholders, shares represented by broker non-votes will be counted for purposes of determining whether there is a quorum, but not in determining the number of shares necessary for approval of a proposal.

        However, when shareholders are requested to vote on certain other matters, in determining whether such a proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as a vote against the proposal.

        Based on the above: (a) abstentions from voting and broker non-votes on the issue of the election of directors will operate as neither a vote for nor a vote against any nominee; and (b) abstentions from voting and broker non-votes on any other proposal that may come before the meeting could have either no effect on the outcome of the vote or could operate as a vote against the proposal, depending on the nature of the proposal and vote required for its passage.

        Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

        The following table lists all shares of Class A Stock and Class B Stock beneficially owned at June 10, 2002, by each person known to the Company to own beneficially 5% or more of its shares of either Class A Stock or Class B Stock, by each of the Company’s directors who is a shareholder, and by all directors and executive officers as a group. Except as indicated by the footnotes following the table, each person listed has sole voting and investment power over the shares listed opposite the person’s name:

                                     Amount of                      Amount of
                                     Beneficial                     Beneficial
                                     Ownership-       Percent       Ownership-      Percent
                                     Class A          of Class      Class B        of Class
          Name and Address           Stock (a)           (b)        Stock (a)         (b)
          ----------------           ------------     --------     --------------   ---------

Lawrence Brody, Minnette Hermelin   3,716,202 (c)      18.5%       4,316,202 (c)    40.5%
and Marc S. Hermelin Trustees
     One Metropolitan Square
     St. Louis, Missouri 63101

The Yosef Trust                           ---            º           675,000        6.3%
     S. Wilson, Trustee
     112 Windler Court
     St. Louis, Missouri 63376

Provident Investment Counsel        1,192,209           5.9%            ---          ---
     300 North Lake Avenue
     Pasadena, CA 91101

Minnette Hermelin                      19,827 (d)        º            19,827 (d)     º
     2503 S. Hanley Road
     St. Louis, Missouri 63144

Marc S. Hermelin                      265,595 (e)       1.3%         824,160 (e)     7.6%
     2503 S. Hanley Road
     St. Louis, Missouri 63144

Alan G. Johnson                       373,125 (f)       1.8%         374,625 (f)     3.5%
     2503 S. Hanley Road
     St. Louis, Missouri 63144

Victor M. Hermelin                      8,079            º           243,750         2.3%
     2503 S. Hanley Road
     St. Louis, Missouri 63144

Garnet E. Peck, Ph.D.                      67            º            11,317          º
     1336 Robert E. Heine
     Pharmacy Building
     West Lafayette, Indiana 47907

Norman D. Schellenger                     ---            º             9,000          º
     2503 S. Hanley Road
     St. Louis, Missouri 63144

Kevin S. Carlie                           ---            º             3,000          º
     7710 Carondelet
     St. Louis, Missouri 63105

Raymond F. Chiostri                    18,450            º            38,250          º
     2503 S. Hanley Road
     St. Louis, Missouri 63144

Gerald R. Mitchell                     41,685            º            46,125          º
     2503 S. Hanley Road
     St. Louis, Missouri 63144

All current directors and           4,423,203 (g)      21.7%       5,866,429 (g)    53.6%
executive officers as a
group (8 individuals)

º Less than one percent
(a)	Includes the following shares which were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after June 10, 2002.
                                              Shares of        Shares of
                                               Class A          Class B
                                             Common Stock     Common Stock
                                             ------------     ------------

 Marc S. Hermelin................             183,000           189,650
 Victor M. Hermelin..............                 -0-            30,000
 Alan G. Johnson.................              54,000            45,000
 Raymond F. Chiostri ............                 200               -0-
 Gerald R. Mitchell..............               4,125             4,125
 Norman D. Schellenger...........                 -0-             2,250
 Kevin S. Carlie.................                 -0-             3,000
 Garnet E. Peck..................                 -0-            11,250
(b)	In determining the percentages of shares deemed beneficially owned by each director and officer, the exercise of all options held by each person which are currently exercisable or will become exercisable within 60 days of June 10, 2002, is assumed.

(c)	These shares are held in four irrevocable trusts created by another party, the beneficiaries of which are Arnold L. Hermelin (as to 1,148,250 shares of Class A Common Stock and 1,388,250 shares of Class B Common Stock), Anne S. Kirschner (as to 1,174,875 shares of Class A Common Stock and 1,384,875 shares of Class B Common Stock), Marc S. Hermelin (as to 861,327 shares each of Class A Common Stock and Class B Common Stock), and Minnette Hermelin, the mother of the other three beneficiaries (as to 531,750 shares of Class A Common Stock and 681,750 shares of Class B Common Stock).

(d)	Does not include 3,716,202 shares of Class A Common Stock and 4,316,202 shares of Class B Common Stock referred to in footnote (c), over which Minnette Hermelin shares voting and investment power as one of three trustees.

(e)	Does not include 249,375 shares of Class A Common Stock and 264,375 shares of Class B Common Stock held by Alan G. Johnson as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin, who has no voting or investment power over such shares. Also does not include 3,716,202 shares of Class A Common Stock and 4,316,202 shares of Class B Common Stock held in irrevocable trusts created by another party referred to in footnote (c), over which Marc S. Hermelin is one of three trustees who shares voting and investment power.

(f)	Includes 249,375 shares of Class A Common Stock and 264,375 shares of Class B Common Stock held as trustee of an irrevocable trust created by another party for the benefit of Marc S. Hermelin.

(g)	All of such shares are owned, or represented by shares purchasable as set forth in footnote (a), solely by such persons. In determining the percentage of shares deemed beneficially owned by all directors and officers as a group, the exercise of all options held by each person which are currently exercisable or exercisable within 60 days of June 10, 2002 is assumed. For such purposes, 20,377,427 shares of Class A Common Stock and 10,943,747 shares of Class B Common Stock are deemed to be outstanding.

         Although 20,136,102 shares of the Class A Stock were outstanding as of June 10, 2002, holders of the 40,000 outstanding shares of the 7% Preferred Stock have the current right to convert such shares into 225,000 shares of Class A Common Stock, each of which will entitle the holder thereof to one-twentieth of one vote on all matters to be voted upon by shareholders. Each share of 7% Preferred Stock is convertible into Class A Common Stock at a ratio of 5.625 shares of Class A Common Stock for each share of 7% Preferred Stock. If all such shares of Class A Common Stock were issued, the aggregate voting power thereof would be equivalent to the voting power of 11,250 shares of Class B Common Stock.

         In addition, all holders of Class B Common Stock have the right, at any time, to convert their Class B Common Stock into Class A Common Stock on a share-for-share basis. If all shares of Preferred Stock and all shares of Class B Common Stock were converted into Class A Common Stock, 31,546,174 shares of Class A Common Stock would be outstanding and each person included in the previous table would hold the number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock listed in the table plus the number of shares of Class A Common Stock listed in the table including options exercisable currently or within 60 days after June 10, 2002.

PROPOSAL 1 - ELECTION OF TWO CLASS A DIRECTORS

INFORMATION CONCERNING NOMINEES AND
DIRECTORS CONTINUING IN OFFICE

         Directors Marc S. Hermelin and Kevin S. Carlie are the nominees for election as Class A directors for a three-year term expiring at the annual meeting in 2005.

        The following table lists, for the nominees for directors and for present directors continuing in office, each such person’s principal occupation for at least the past five years, each person’s present position with the Company, the year in which each was first elected as a director, the directorship of each person, each person’s age and each person’s directorships with other companies whose securities are registered with the Securities and Exchange Commission.

                               Service
                                as a     Occupation; Position
                   Director    Director  with Company; Age;
     Name          Class (a)    Since    Other Directorships
     ----          ---------   -------   -------------------

Victor M. Hermelin    B         1946     Chairman of the Board of the Company
(b)                                      since 1972; Treasurer of the Company
                                         from 1971 to 2000; Director and Vice
                                         President of Particle Dynamics, Inc.
                                         since 1974; Age 88.

Marc S. Hermelin      A         1973     Vice Chairman of the Board of the
(Nominee)                                Company since 1974; Chief Executive
                                         Officer from 1975 to February 1994 and
                                         since December 1994; Director and Vice
                                         President of Particle Dynamics, Inc.
                                         since 1974; Age 60.

Alan G. Johnson       B         1976     Director and Secretary of the Company;
                                         Senior Vice President-Strategic Planning
                                         and Corporate Growth of the Company
                                         since September 1999; Chairman and CEO
                                         of Johnson Research & Capital Inc.,
                                         an investment banking firm, from January
                                         1999 to September 1999; Attorney at Law
                                         and prior to January 1, 1999, member or
                                         partner since 1976 in the law firm of
                                         Gallop, Johnson & Neuman, L.C. and
                                         its predecessors, St. Louis, Missouri;
                                         Director of Particle Dynamics, Inc.
                                         since 1977; Director of ETHEX
                                         Corporation since 1990; Director of
                                         Ther-Rx Corporation since 1998; Director
                                         of Siboney Corporation; Age 67.

Garnet E. Peck,       C         1994     Director; Professor of Industrial
Ph.D.                                    Pharmacy and Director of the Industrial
                                         Pharmacy Laboratory of Purdue University
                                         since 1975; member of the faculty of
                                         Purdue University since 1967; Age 72.

Norman D.             C         1998     Director; Retired since 1997; President
Schellenger                              of Whitby Pharmaceuticals 1992 to 1994;
                                         Age 70.

Kevin S. Carlie       A         2001     Director; President since 1995 of Stone
(Nominee)                                Carlie & Company, L.C., an
                                         integrated management services company;
                                         Age 47.
____________

        (a)   The term of Class B directors continuing in office expires in 2003. The term of Class C directors continuing in office expires in 2004.

        (b)  Victor M. Hermelin is the father of Marc S. Hermelin.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

         During fiscal 2002, the Board of Directors held 1 formal meeting and took action by unanimous written consent on various occasions.

         The Company has a standing Audit Committee of the Board of Directors consisting of Directors Norman D. Schellenger, Garnet E. Peck, Ph.D., and Kevin S. Carlie, each of whom is "independent" in accordance with the listing standards imposed by the New York Stock Exchange. Mr. Carlie serves as the Chairman of the Committee. The duties of the Audit Committee include assisting the Board of Directors in fulfilling its responsibility for the Company's accounting and financial reporting practices and facilitating communications between the Board of Directors and the Company's independent public accountants. The Audit Committee functions pursuant to a written charter. This committee held four formal meetings in fiscal 2002.

        The full Board of Directors acts as a compensation committee, acting upon the recommendation of a committee consisting of the Vice Chairman, Chief Financial Officer, Director of Human Resources Administration and Vice President of Human Resources.

        The Company has a standing Stock Option Committee of the Board of Directors consisting of Directors Norman D. Schellenger and Garnet E. Peck, Ph.D. The duties of the Stock Option Committee are to determine the individuals to whom options are to be granted and the terms and provisions of such options under all stock option plans of the Company. The Company’s Director of Human Resources Administration is an advisor to this Committee. This Committee took action by unanimous written consent on various occasions during fiscal 2002 but had no formal meetings.

        Directors Garnet E. Peck, Ph.D., Norman D. Schellenger and Kevin S. Carlie receive $1,000 each per day for attending each meeting of the Board of Directors, plus reimbursement of related expenses. No other director received any remuneration in fiscal 2002 for service as a director.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by SEC regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of all such forms furnished to the Company, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2002 except that Raymond F. Chiostri and Kevin S. Carlie each inadvertently filed one Form 5 late with respect to an option grant.

COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

         All of the directors of the Company are members of the Company's compensation committee. Of this committee, Victor M. Hermelin, Marc S. Hermelin and Alan G. Johnson are all officers and employees of the Company or one of its subsidiaries.

         The Vice Chairman and Chief Executive Officer of the Company is a partner in a partnership that leases certain real property to the Company. Lease payments made by the Company to the partnership for this property during the year ended March 31, 2002 totaled $263,000. The Company believes that the terms and conditions of the transactions with the affiliated person described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

EXECUTIVE COMPENSATION

        The following table reflects compensation paid or payable by the Company and its subsidiaries for fiscal years ended March 31, 2000, 2001 and 2002, to the Company’s Chief Executive Officer and the four other most highly compensated executive officers whose combined salary and bonus earned in fiscal 2002 exceeded $100,000.

                           Summary Compensation Table

                               Annual Compensation                     Long-Term Compensation
                               -------------------                     ----------------------
                                                                      Securities     Securities
                                                                      Underlying     Underlying
                                                         All Other    Options (#)    Options (#)
Name and                                               Compensation   (Class A        (Class B
Principal Position       Year  Salary($)   Bonus($)        ($)(1)      Stock)          Stock)
------------------       ----  ---------   --------     ------------  -----------    -----------

Marc S. Hermelin         2002   894,060  1,416,500 (2)   198,161        (2)             (2)
Vice Chairman of         2001   847,984  1,103,000 (2)   181,740        (2)             (2)
the Board and            2000   773,508  1,130,120 (2)   158,582        (2)             (2)
Chief Executive
Officer

Raymond F. Chiostri      2002   251,214             --     9,164       1,000             --
President and Chief      2001   250,834             --     8,986          --             --
Executive                2000   259,439             --     5,168          --             --
Officer of Particle
Dynamics, Inc.

Alan G. Johnson          2002   350,600             --    11,177          --             --
Senior Vice President    2001   356,138         25,000    10,572          --             --
Strategic Planning and   2000   164,558         25,000        --      50,000         50,000
Corporate Growth

Victor M. Hermelin       2002   235,263         50,000    13,985          --             --
Chairman of the Board    2001   235,085         60,000        --          --             --
                         2000   231,373         60,000        --          --             --

Gerald R. Mitchell       2002   170,136             --    19,162          --             --
Vice President,          2001   166,542         25,000    17,787          --             --
Treasurer and            2000   163,255         25,000    20,233          --             --
Chief Financial
Officer
(1)	Consists of Company contributions to the Company's profit sharing plan and 401(k) plan, and vacation earned, but not taken, and paid. For Marc S. Hermelin, vacation earned, but not taken, and paid, was $177,497, $164,227 and $152,062 for fiscal years 2002, 2001 and 2000, respectively.

(2)	$208,000, $130,000 and $105,800 of the amounts in 2002, 2001 and 2000, respectfully, were paid in the form of stock options for the purchase of 50,000 and 75,000 shares of each of the Class A Stock and Class B Stock in 2002 and 2001, respectfully, and 100,000 shares of Class B Stock in 2000.

INFORMATION AS TO STOCK OPTIONS

The following table lists the options to acquire Class A and Class B Stock issued during fiscal 2002 to the persons named in the Summary Compensation Table.
                      Option/SAR Grants in Last Fiscal Year
                                 (Class A Stock)

                            Individual Grants
                     -----------------------------
                        Number of     Percent of
                       Securities   Total Options/
                       Underlying  SARs Granted to   Exercise or               Grant Date
                      Options/SARs   Employees in    Base Price    Expiration    Present
      Name            Granted (#)    Fiscal Year       ($/Sh)         Date    Value ($)(1)
      ----            ------------  --------------   -----------   ---------- ------------

Marc S. Hermelin.....   50,000           14%           18.15       4/9/2004      84,500

Raymond F. Chiostri..    1,000            *            16.50       4/9/2011       4,225

* Less than one percent

                      Option/SAR Grants in Last Fiscal Year
                                 (Class B Stock)

                            Individual Grants
                     -----------------------------
                        Number of     Percent of
                       Securities   Total Options/
                       Underlying  SARs Granted to   Exercise or               Grant Date
                      Options/SARs   Employees in    Base Price    Expiration    Present
      Name            Granted (#)    Fiscal Year       ($/Sh)         Date    Value ($) (1)
      ----            ------------  ---------------   -----------   --------- -------------

Marc S. Hermelin.....   50,000           14%           17.88       4/9/2004      123,500

(1)       These  estimates  of value were  developed  solely for the  purpose of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and are not intended to predict future prices of the  Company's  Common Stock.  These  estimates  were developed using the Black-Scholes option pricing model (as provided by
          Instruction  9 to Rule 402 of  Regulation  S-K  governing  disclosures regarding options) incorporating the following assumptions: Volatility of .556 and  dividend  yield of 0%,  both based on the actual  history since 1995 for the underlying  Common Stock;  risk-free rate of return of 4.80% based on a five-year  treasury rate and time of exercise of 3 to 10 years,  being the term of the option  grants and a 35%  discount for lack of marketability.
The following tables list the value as of the end of fiscal 2002 of options held by the persons listed in the Summary Compensation Table to acquire shares of Class A Stock and Class B Stock:
             Aggregated Option/SAR Exercises in Last Fiscal Year and
                Fiscal Year-End Option/SAR Values (Class A Stock)

                                                                      Value of
                                                Number of           unexercised
                                               unexercised          in-the-money
                                             options/SARs at      options/SARs at
                                             fiscal year-end      fiscal year-end
                      Shares       Value          (#)                   ($)
                   acquired on    Realized    Exercisable/          Exercisable/
    Name           exercise (#)      ($)      unexercisable        unexercisable
    ----           ------------   --------    -------------        -------------

Marc S. Hermelin....     --           --        83,000/ --         1,049,529/ --

Alan G. Johnson.....     --           --        54,000/39,000      1,070,361/786,366

Raymond F. Chiostri.     --           --           100/900             1,260/11,340

Gerald R. Mitchell..  1,500       33,690         4,125/5,625          92,635/126,321

             Aggregated Option/SAR Exercises in Last Fiscal Year and
                Fiscal Year-End Option/SAR Values (Class B Stock)

                                                                      Value of
                                                 Number of          unexercised
                                                unexercised         in-the-money
                                              options/SARs at     options/SARs at
                                              fiscal year-end     fiscal year-end
                      Shares       Value           (#)                  ($)
                   acquired on    Realized     Exercisable/         Exercisable/
     Name          exercise (#)      ($)       unexercisable       unexercisable
     ----          ------------   ----------   -------------       -------------

Marc S. Hermelin......    --          --       189,650/--      3,664,559/--

Victor M. Hermelin....    --          --        30,000/7,500     672,990/168,248

Alan G. Johnson.......    --          --        45,000/30,000    997,110/664,740

Gerald R. Mitchell....  1,500       39,045       4,125/5,625     107,374/146,419

REPORT OF BOARD OF DIRECTORS ON
EXECUTIVE COMPENSATION

Overview

        The Company’s executive compensation policy is to provide compensation and benefit programs to enable it to attract and retain talented key employees, and to encourage the enhancement of shareholder value by providing incentives for corporate performance and individual performance, in terms of current achievements as well as significant initiatives with long-term implications.

        Decisions on compensation of the Company’s executive officers are made by the Board of Directors, with any member who is an executive officer abstaining from the discussion and vote relating to his own compensation. The full Board serves as a compensation committee, acting upon recommendations of a committee consisting of the Vice Chairman, Chief Financial Officer, Director of Human Resources Administration and Vice President of Human Resources.

        The Company’s executive compensation program is based upon experience, tenure and a pay-for-performance philosophy. The key components of executive officer compensation are: (1) salary, which is based on the individual’s overall experience, Company tenure, level of responsibility, and the general and industry-specific business environment; (2) cash bonus awards, which are based on individual performance and the performance of the Company, measured in terms of the attainment of both defined and general objectives; and (3) stock option grants, intended to align management’s interest in the Company’s long-term success with the interests of the Company’s shareholders. The size of individual awards is dependent upon the executive officer’s position, salary, number of vested options, and both past and expected future contributions to the Company. The Board applies the above-described criteria to each executive officer subjectively, based upon the Board’s perception of each executive officer’s performance and value to the Company.

Executive Benefits

        In order to provide a competitively attractive package to secure and retain executive officers, the Company supplements standard benefits packages offered to all employees with appropriate executive benefits, sometimes including car allowances, additional insurance coverage and appropriate expense reimbursements.

Chief Executive Officer

        The Company has an employment agreement with Marc S. Hermelin, Vice Chairman and Chief Executive Officer, commencing in 1996 with an initial term expiring in March 2002 and automatic renewals for successive 12 month periods. Mr. Hermelin initially received base compensation of $593,068, increasing annually by the greater of the consumer price index (CPI) or 8%. Mr. Hermelin is insured under life insurance policies for which the premium is loaned by the Company, to be repaid out of policy proceeds. In addition, Mr. Hermelin is entitled to receive an incentive bonus decreasing from 7% to 4% of net income based on a formula related to the Company exceeding certain net income levels.

        In the event of voluntary termination of full-time employment prior to age 65, Mr. Hermelin’s agreement provides for a consulting arrangement, whereby he would provide a minimum number of hours of consulting services to the Company in return for 50% of his base salary and/or bonus or additional payments for services in excess of the minimum. Upon retirement or death, the agreement provides for consulting payments of a maximum of 30% of average base salary/bonus and retirement benefits of a maximum of 30% of base salary, adjusted annually by the greater of CPI or 8% for a minimum of 10 years or life. In the event of his death prior to age 65, a portion of the preceding benefits are paid for a minimum of ten years to his beneficiaries. In the event of his termination, other than by death or disability, the agreement provides for payment of an amount equal to his then base salary and 36 monthly payments equal to 75% of his last monthly base salary. In the event of a change of control, Mr. Hermelin could receive the above payment or elect a lump sum cash payment of 2-1/2 times his base salary, acceleration of stock options, and employee benefits for 30 months. The Company has secured its obligations to Mr. Hermelin as required by the agreement.

Other Officers

        Consistent with the Board’s executive compensation program: (a) Gerald R. Mitchell has an employment agreement (extending from year to year) establishing base levels of compensation, and subject to normal compensation reviews; (b) Raymond F. Chiostri has an employment agreement (through March 31, 2004, with automatic renewal for successive two year periods) providing base compensation and an incentive bonus based on performance; and (c) Alan G. Johnson has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance.

Compliance with Section 162(m) of the Internal Revenue Code

        Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation of over $1 million paid to the chief executive officer and any one of the four other most highly compensated executive officers for any fiscal year. Qualifying performance-based compensation is not subject to the limitation if certain requirements are met. Based on regulations issued by the Internal Revenue Service, the Company has taken the necessary actions to ensure deductibility of performance-based compensation paid to such officers.

Submitted by the Board of Directors:

Marc S. Hermelin Alan G. Johnson Norman D. Schellenger	Victor M. Hermelin Garnet E. Peck Kevin S. Carlie

AUDIT COMMITTEE REPORT

In connection with the March 31, 2002 financial statements, the Audit Committee has:

(a)	reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended March 31, 2002;

(b)	discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants; and

(c)	received and reviewed the written disclosures and the letter from the Company’s independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

         Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002.

THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
K-V PHARMACEUTICAL COMPANY

Kevin S. Carlie, Chairman of the Audit Committee

Norman D. Schellenger, Member of the Audit Committee

Garnet E. Peck, Ph.D., Member of the Audit Committee

Fees Billed By Independent Public Accountants

         The following table sets forth the amount of audit fees, financial information systems design and implementation fees, and all other fees billed or expected to be billed by BDO Seidman, LLP, the Company's principal accountant, for the year ended March 31, 2002:

                                                             Amount
                                                             ------

Audit Fees (1)                                             $163,650
Financial Information Systems (2)                                --
Design and Implementation Fees (2)                               --
All Other Fees (3)                                           16,425
                                                           --------
                              Total Fees                   $180,075
                                                           ========
(1)	Includes annual financial statement audit and limited quarterly review services.

(2)	No such services were provided by BDO Seidman, LLP for the most recent fiscal year.

(3)	Primarily represents income tax services other than those directly related to the audit of the income tax accrual, consulting services related to potential acquisitions, 401K Plan audit and other filings with the SEC.

The Audit Committee of the Board of Directors of the Company has considered whether the provision of other non-audit services is compatible with maintaining BDO Seidman, LLP's independence.

COMPARISON OF FIVE YEAR
CUMULATIVE TOTAL RETURN

         Set forth below is a line-graph presentation comparing cumulative shareholder returns for the last five fiscal years on an indexed basis with the NYSE Composite Index and the S&P Pharmaceuticals Index, a nationally recognized industry standard index. The graph assumes the investment of $100 in K-V Class A and Class B Common Stock, the NYSE Composite Index, and the S&P Pharmaceuticals Index on March 31, 1997, and reinvestment of all dividends. There can be no assurance that K-V's stock performance will continue into the future with the same or similar trends depicted in the graph below.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG KV PHARMACEUTICAL COMPANY, THE NYSE COMPOSITE INDEX
AND THE S&P PHARMACEUTICALS INDEX

# COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

450
400
350
300
250
200
150
100
50
0
DOLLARS
3/97
3/98
3/99
3/00
3/01
3/02
KV PHARMACEUTICAL COMPANY
NYSE COMPOSITE
S & P PHARMACEUTICALS

Copyright © 2002, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

*$100 INVESTED ON 3/31/97 IN STOCK OR INDEX
INCLUDING REINVESTMENT OF DIVIDENDS.
FISCAL YEAR ENDED MARCH 31.
                         For Fiscal Year Ended March 31
                         ------------------------------

                         1998      1999      2000      2001      2002
                         ----      ----      ----      ----      ----

K-V PHARMACEUTICAL      168.94    130.63    250.17    268.93    409.51
COMPANY

NYSE COMPOSITE          143.72    151.45    162.51    149.46    150.65

S&P PHARMACEUTICALS     168.70    223.02    185.85    216.37    216.92

TRANSACTIONS WITH DIRECTORS
AND EXECUTIVE OFFICERS

         The Vice Chairman and Chief Executive Officer of the Company is a partner in a partnership that leases certain real property to the Company. Lease payments made by the Company to the partnership for this property during the year ended March 31, 2002 totaled $263,000. The Company believes that the terms and conditions of the transactions with the affiliated persons described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

RELATIONSHIP WITH INDEPENDENT
PUBLIC ACCOUNTANTS

        BDO Seidman, LLP served as the Company’s independent public accountants for the fiscal year ended March 31, 2002 and has served in such capacity since May 1996. As of the date of this Proxy Statement, the process of selection of the Company’s independent public accountants for the current fiscal year ending March 31, 2003 has not been completed.

        Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting of Shareholders and to be available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

PROPOSAL 2  –  APPROVAL OF
2001 INCENTIVE STOCK OPTION PLAN

        On January 31, 2002, the Board of Directors adopted the K-V Pharmaceutical 2001 Incentive Stock Option Plan (the “2001 Plan”) and directed that it be submitted to the shareholders for approval.

        The 2001 Plan, which is administered by the Stock Option Committee (the “Committee”) (currently consisting of Directors Norman D. Schellenger and Garnet E. Peck, Ph.D.) is intended to encourage ownership of stock of the Company by certain employees of the Company and its subsidiaries, to provide additional incentive for them to promote the success and progress of the business of the Company by increasing their proprietary interest in the Company.

        Options issued under the 2001 Plan may be incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or may be nonqualified stock options (“Nonqualified Stock Options”).

        Shares which may be issued pursuant to options granted under the 2001 Plan are not to exceed in the aggregate 2,000,000 shares of Class A Stock and 1,000,000 shares of Class B Stock; provided, however, in no event may more than 3,000,000 shares of common stock of the Company in the aggregate be issued as an original grant under the 2001 Plan.

        The 2001 Plan will expire January 31, 2012, subject to the right of the Board of Directors to terminate the 2001 Plan at any time prior thereto. The Board of Directors may also amend the 2001 Plan at any time.

        An option enables the optionee to purchase shares of Class A Stock or Class B Stock (whichever class is designated by the Committee in connection with issuance of the option) at an option price per share of not less than the fair market value of such class of common stock at the time the option is granted; provided that, in the event of the grant of an option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company’s stock, the option price may not be less than 110% of the fair market value of the particular class of common stock for which the option is granted on the date of grant. In order to obtain shares, an option holder must pay the full option price to the Company at the time of the exercise of the option. The purchase price may be paid in cash or, with the consent of the Committee, shares of the Company’s stock that are free and clear of all liens and encumbrances.

        Options may be granted with terms of no more than ten years from the date of grant; except that, in the event of the grant of an option to an optionee who is or would be the beneficial owner of more than 10% of the total combined voting power of all classes of the Company stock, the term of such option may not exceed five years. If employment or engagement ceases due to death or disability, such option or options will survive for a period of one year thereafter. Such options also survive for three months after retirement. Otherwise, any outstanding option and all unexercised rights thereunder expire and terminate automatically upon cessation of the employment or engagement of the optionee by the Company. Any shares as to which an option expires, lapses unexercised or is terminated or cancelled may be subject to a new option.

        Regarding Incentive Stock Options, an optionee will not realize any income, nor will the Company be entitled to a deduction, at the time an Incentive Stock Option is granted. If an optionee does not dispose of the shares acquired on the exercise of an Incentive Stock Option within one year after the transfer of such shares to him or her or within two years from the date the incentive stock option was granted, for federal income tax purposes: (a) the optionee will not recognize any income at the time of exercise of the option; (b) the amount by which the fair market value (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the shares at the time of exercise exceeds the exercise price is an item of tax preference subject to the alternative minimum tax on individuals; and (c) the difference between the option price and the amount realized upon sale of the shares of the optionee will be treated as long-term capital gain or loss. The Company will not be entitled to a deduction upon the exercise of an Incentive Stock Option. Except in the case of a disposition following the death of an optionee and certain other very limited exceptions, if stock acquired pursuant to an Incentive Stock Option is not held for the minimum periods described above, the excess of the fair market value of the stock at the time of exercise over the amount paid for the stock generally will be taxed as ordinary income to the optionee in the year of disposition.

        The Company is entitled to a deduction for federal income tax purposes at the time and in the amount in which income is taxed to the optionee as ordinary income by reason of the sale of stock acquired upon the exercise of an Incentive Stock Option.

        Regarding a Nonqualified Stock Option, an optionee will not realize any income, nor will the Company be entitled to a deduction, at the time of a Nonqualified Option is granted. Upon exercise of a Nonqualified Option, an optionee will recognize ordinary income (and the Company will be entitled to a deduction) in the amount by which the fair market value (determined without regard to any restriction other than a restriction which by its terms will never lapse) of the shares at time of exercise exceeds the exercise price. The difference between the fair market value of the shares on date of exercise and the amount realized upon sale of the shares acquired by exercise of a Nonqualified Option will be treated as capital gain or loss. If the optionee does not dispose of the shares until at least one year after acquisition of the shares, such amount will be treated as ordinary income.

        The Company has granted options to purchase 76,800 shares of Class A Stock and no shares of Class B Stock under the 2001 Plan. No options to purchase shares of Class A or Class B Stock have been granted by the Company to directors or executive officers under the 2001 Plan.

        On June 10, 2002, the closing sale price of the Class A Stock was $28.95 and the closing sale price of the Class B Stock was $30.51 on the New York Stock Exchange.

        The Board of Directors recommends a vote “FOR” the approval of the Company’s 2001 Incentive Stock Option Plan.

EQUITY COMPENSATION PLAN INFORMATION

        The following information regarding compensation plans of the Company is furnished as of March 31, 2002, the end of the Company’s most recently completed fiscal year:

                      Equity Compensation Plan Information
                         Regarding Class A Common Stock
---------------------------------------------------------------------------------
                                                                 Number of
                      Number of                              securities remaining
                     securities                              available for future
                     to be issued       Weighted-average       issuance under
                     upon exercise      exercise price        equity compensation
                    of outstanding      of outstanding         plans (excluding
                    options, warrants  options, warrants     securities reflected
                       and rights        and rights            in column (a))
                    -----------------  -------------------   --------------------

Plan category               (a)               (b)                     (c)

Equity compensation      1,595,368           $12.33                2,298,200
plans approved by
security holders

Equity compensation        101,000            14.39                    N/A
plans not approved       ---------
by security holders
(1)
             Total       1,696,368           $12.45
                         =========

                      Equity Compensation Plan Information
                         Regarding Class B Common Stock
---------------------------------------------------------------------------------
                                                                 Number of
                      Number of                              securities remaining
                     securities                              available for future
                     to be issued       Weighted-average       issuance under
                     upon exercise      exercise price        equity compensation
                    of outstanding      of outstanding         plans (excluding
                    options, warrants  options, warrants     securities reflected
                       and rights        and rights            in column (a))
                    -----------------  -------------------   --------------------

Plan category               (a)               (b)                     (c)

Equity compensation        280,618            $9.69                1,375,000
plans approved by
security holders

Equity compensation        155,400            13.69                    N/A
plans not approved         -------
by security holders
(1)
             Total         436,018           $11.11
                           =======

(1)      Consists of options that the Vice Chairman elected to take in lieu of earned incentive cash compensation and options granted to non-employee members of the Board of Directors.

ANNUAL REPORT

         The Annual Report of the Company for fiscal 2002 accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

         Any shareholder who intends to submit a proposal for consideration at the 2003 Annual Meeting of Shareholders under the applicable rules of the Securities and Exchange Commission must send the proposal so that it reaches the Company's Secretary not later than March 18, 2003. All proposals should be addressed to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, Missouri 63144.

OTHER BUSINESS

         The Board of Directors knows of no business to be brought before the Annual Meeting other than as set out above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy thereon in accordance with the judgment of such persons.

MISCELLANEOUS

         The Company will bear the cost of the solicitation of proxies. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit the return of proxies by telephone or personal contact and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their reasonable out-of-pocket expenses.

         Shareholders are urged to mark, sign, date and send in their proxies without delay.

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002, as filed with the Securities and Exchange Commission (including related financial statements and schedules), is available to shareholders, without charge, upon written request to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, Missouri 63144.

ALAN G. JOHNSON Secretary
St. Louis, Missouri July 15, 2002
                                    P R O X Y
                              (Class A Shareholder)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           K-V PHARMACEUTICAL COMPANY
                        2002 ANNUAL SHAREHOLDERS' MEETING

         The   undersigned   shareholder   of  Class  A  Common   Stock  of  K-V
PHARMACEUTICAL  COMPANY,  a  Delaware  corporation,  hereby  appoints  VICTOR M.
HERMELIN  and  MARC  S.  HERMELIN,   and  each  of  them,  with  full  power  of
substitution,  the true and lawful attorneys-in-fact,  agents and proxies of the undersigned,  to  represent  the  undersigned  at  the  annual  meeting  of  the shareholders  of K-V  PHARMACEUTICAL  COMPANY,  to be held at The St. Louis Club
(Lewis and Clark Room, 16th Floor),  7701 Forsyth Boulevard,  Clayton,  Missouri
63105, on August 30, 2002,  commencing at 9:00 A.M.,  Central  Daylight  Savings
Time, and at any adjournments  thereof,  and to vote, according to the number of votes the undersigned would be entitled to vote if personally present,  upon the following matters:

1.       ELECTION OF DIRECTORS:

         |_|      FOR both nominees         WITHHOLD AUTHORITY            |_|
                  listed below                 to vote for both nominees
                                               listed below

                               MARC S. HERMELIN
                               KEVIN S. CARLIE

INSTRUCTION:  To  withhold  authority  to  vote for either  nominee, print  that nominee's name on the line provided below:

2.       Approval of the K-V Pharmaceutical Corporation 2001 Incentive Stock
         Option Plan

         |_|      FOR           |_|     AGAINST         |_|      ABSTAIN

3.       In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

           ---------------------------------------------------------------

         THIS  PROXY,  WHEN  PROPERLY  EXECUTED,  WILL BE  VOTED  IN THE  MANNER
DIRECTED  HEREIN BY THE UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL
NO. 1 AND FOR THE APPROVAL OF THE 2001 INCENTIVE STOCK OPTION PLAN AS SET FORTH
UNDER PROPOSAL NO. 2.

         The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 15, 2002.

                                    Dated:  __________________, 2002

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature

                                    Please sign name(s) exactly as it appears on
                                    this proxy. In the case of joint holders all
                                    should sign.  If executed by a  corporation,
                                    the  proxy   should  be  signed  by  a  duly
                                    authorized   officer.   If   executed  by  a
                                    partnership,  this proxy should be signed by
                                    an    authorized     partner.     Executors,
                                    administrators   and   trustees   should  so
                                    indicate when signing.

         PLEASE  MARK,  SIGN,  DATE AND  RETURN  THIS  PROXY  CARD  PROMPTLY.  A
POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    P R O X Y
                              (Class B Shareholder)

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           K-V PHARMACEUTICAL COMPANY
                        2002 ANNUAL SHAREHOLDERS' MEETING

         The   undersigned   shareholder   of  Class  B  Common   Stock  of  K-V
PHARMACEUTICAL  COMPANY,  a  Delaware  corporation,  hereby  appoints  VICTOR M.
HERMELIN  and  MARC  S.  HERMELIN,   and  each  of  them,  with  full  power  of
substitution,  the true and lawful attorneys-in-fact,  agents and proxies of the undersigned,  to  represent  the  undersigned  at  the  annual  meeting  of  the shareholders  of K-V  PHARMACEUTICAL  COMPANY,  to be held at The St. Louis Club
(Lewis and Clark Room, 16th Floor),  7701 Forsyth Boulevard,  Clayton,  Missouri
63105, on August 30, 2002,  commencing at 9:00 A.M.,  Central  Daylight  Savings
Time, and at any adjournments  thereof,  and to vote, according to the number of votes the undersigned would be entitled to vote if personally present,  upon the following matters:

1.       ELECTION OF DIRECTORS:

         |_|      FOR both nominees         WITHHOLD AUTHORITY            |_|
                  listed below                 to vote for both nominees
                                               listed below

                               MARC S. HERMELIN
                               KEVIN S. CARLIE

INSTRUCTION:  To  withhold  authority  to  vote for either  nominee, print  that nominee's name on the line provided below:

2.       Approval of the K-V Pharmaceutical Corporation 2001 Incentive Stock
         Option Plan

         |_|      FOR           |_|     AGAINST         |_|      ABSTAIN

3.       In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.

           ---------------------------------------------------------------

         THIS  PROXY,  WHEN  PROPERLY  EXECUTED,  WILL BE  VOTED  IN THE  MANNER
DIRECTED  HEREIN BY THE UNDERSIGNED  SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL
NO. 1 AND FOR THE APPROVAL OF THE 2001 INCENTIVE STOCK OPTION PLAN AS SET FORTH
UNDER PROPOSAL NO. 2.

         The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 15, 2002.

                                    Dated:  __________________, 2002

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature

                                    Please sign name(s) exactly as it appears on
                                    this proxy. In the case of joint holders all
                                    should sign.  If executed by a  corporation,
                                    the  proxy   should  be  signed  by  a  duly
                                    authorized   officer.   If   executed  by  a
                                    partnership,  this proxy should be signed by
                                    an    authorized     partner.     Executors,
                                    administrators   and   trustees   should  so
                                    indicate when signing.

         PLEASE  MARK,  SIGN,  DATE AND  RETURN  THIS  PROXY  CARD  PROMPTLY.  A
POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

APPENDIX A TO 2002 PROXY STATEMENT

This appendix is being filed pursuant to Instruction No. 3 of Item 11 of Schedule 14A. In accordance with such instruction, this appendix is not part of the 2002 proxy statement and has not been sent to the Company's stockholders.

                           K-V PHARMACEUTICAL COMPANY
                        2001 INCENTIVE STOCK OPTION PLAN

         1.   Purpose of the Plan

         The K-V  Pharmaceutical  Company  2001 Stock  Option  Plan  ("Plan") is
intended to provide additional incentive to certain valued and trusted employees of K-V Pharmaceutical Company, a Delaware corporation, and its subsidiaries (the
"Company"),  by encouraging them to acquire shares of the $.01 par value Class A common  stock of the Company and the $.01 par value Class B common  stock of the
Company  (collectively,  the "Stock")  through options to purchase Stock granted pursuant to the Plan ("Options"), thereby increasing such employees' proprietary interest in the  business of the Company and  providing  them with an  increased personal  interest in the  continued  success and progress of the  Company,  the result  of  which  will  promote  both  the  interests  of the  Company  and its shareholders.

         Options may be either options  ("Incentive  Stock  Options")  which are intended to qualify as incentive stock options under Section 422 of the Internal
Revenue  Code of 1986,  as amended (the "Code") or  nonqualified  stock  options
("Nonqualified  Options"). Each employee or other person granted an Option shall enter into an agreement with the Company (the "Option  Agreement") setting forth the terms and  conditions of the Option,  as determined in accordance  with this
Plan.

         2.   Administration of Plan

         The Plan shall be administered by a committee of the Board of Directors of the  Company  (the  "Board")  consisting  of not less than two members of the
Board as the Board may appoint (the "Board Committee"); provided that so long as the Company is subject to the reporting  requirements of the Securities Exchange
Act of 1934, as amended ("1934 Act"),  the members of the Board  Committee shall be "Non-Employee  Directors"  within the meaning of Rule 16b-3 promulgated under the 1934 Act, as such Rule or its  equivalent is then in effect  ("Rule  16b-3")
and "outside  directors"  as defined  under  Section  162(m) of the Code.  Board
Committee  members may resign at any time by  delivering  written  notice to the
Board. Vacancies in the Board Committee,  however caused, shall be filled by the
Board.  The Board Committee shall act by a majority of its members in office and the Board  Committee  may act either by vote at a telephonic or other meeting or by a consent or other  written  instrument  signed by all of the  members of the
Board Committee.

         The Board Committee shall have the sole power:

               (a) subject to the provisions of the Plan, to grant  Options;  to determine  whether the Option shall be an Incentive  Stock Option or a
          Nonqualified  Option;  to determine  the terms and  conditions  of all
          Options;  to construe and interpret the Plan and Options granted under it; to  determine  the time or times an Option may be  exercised,  the number of shares as to which an  Option  may be  exercised  at any one time, and when an Option may terminate; to establish, amend and revoke rules and regulations relating to the Plan and its administration; and
          to  correct  any  defect,   supply  any  omission,  or  reconcile  any
          inconsistency in the Plan, or in any Option Agreement, in a manner and to the extent it shall deem necessary, all of which determinations and interpretations  made by the Board  Committee  shall be conclusive and binding  on all  Optionees  and on  their  legal  representatives  and beneficiaries; and

               (b) to determine all questions of policy and expediency  that may arise in the  administration  of the Plan and generally  exercise such powers and perform  such acts as are deemed  necessary or expedient to promote the best interests of the Company.

         The Board,  by  resolution  duly  adopted,  may  authorize  one or more officers or  employees of the Company to serve on a committee  (the  "Management
Option  Committee")  to do one or both of the  following:  (1)  recommend to the
Board  Committee  recipients of Options and (2) recommend the number,  types and terms of Options.

         In the exercise of its powers and responsibilities  under paragraphs 7,
8 and 13 hereunder,  the  Management  Option  Committee,  or any member  thereof acting  individually,  may request  that the Board  Committee  review any action which the  Management  Option  Committee  proposes  to take under the  authority granted to it said  paragraphs  and assume  responsibility  with respect to such matter. In addition,  at any time, the Board Committee may assume and take over,
on  a  prospective   basis,   any  one  or  more,  or  all  of  the  powers  and
responsibilities  granted to the Management Option Committee under paragraphs 7,
8 and  13  hereunder,  subject  to  later  relinquishment  of  such  powers  and responsibilities to the Management Option Committee at the pleasure of the Board
Committee.

         Any action which either the Board  Committee or the  Management  Option
Committee is  authorized  to take under this Plan may be taken by the full Board at any time.

         3.   Shares Subject to the Plan

               (a) Subject to the  provisions  of paragraph 13 below,  the Stock which may be issued  pursuant to Options  granted under the Plan shall not exceed in the aggregate two million  (2,000,000) shares of Class A
          Common  Stock of the  Company and one  million  (1,000,000)  shares of
          Class B Common Stock of the Company;  provided,  however,  in no event may more than three million  (3,000,000) shares of the Common Stock of the Company in the aggregate be issued as an original grant hereunder.
          If any  Options  granted  under  the  Plan  terminate,  expire  or are surrendered  without  having  been  exercised  in full,  the number of shares of Stock not  purchased  under such Options  shall be available again for the purpose of the Plan.

               (b) At any time that the Board  Committee  determines  that there exists a public market for Class A Common Stock of the Company, it may designate that an Option to purchase shares of Class B Common Stock of the Company shall be exercisable to purchase  shares of Class A Common
          Stock  of  the  Company   instead  of  Class  B  Common  Stock.   Such
          redesignation  of an Option shall not affect the purchase  price under such Option or the number of shares with  respect to which such Option has been granted.  Notwithstanding the foregoing,  no redesignation of an Option  shall be  effective  if such  redesignation  constitutes  a modification  of such Option  within the meaning of Section  424(h) of the Code.

         4.   Persons Eligible for Options

         All  employees  of the Company  and other  persons,  including  but not limited to,  directors,  consultants  and  contractors  of the Company  shall be eligible  to receive  the grant of Options  under the Plan;  provided,  however, persons who are members of the Board  Committee shall not be eligible to receive a grant of  Options  hereunder  unless  granted  by the  Board as a whole.  Only employees shall be eligible to receive a grant of Incentive  Stock Options.  The
Board  Committee  shall  determine the persons to whom Options shall be granted, the time or times  such  Options  shall be  granted,  the number of shares to be subject  to each  Option and the times when each  Option may be  exercised.  The
Board  Committee shall seek  information,  advice and  recommendations  from the
Management  Option  Committee to assist the Board  Committee in its  independent determination as to the employees to whom Options shall be granted. A person who has been granted an Option (an "Optionee"),  if he or she is otherwise eligible, may be granted additional Options.

         5.   Purchase Price and Limitations on Grants

         The  purchase  price  of each  share of Stock  covered  by each  Option
("Purchase Price") shall not be less than one hundred percent (100%) of the Fair
Market Value Per Share (as defined below) of the Stock on the date the Option is granted;  provided,  however,  if when an Incentive  Stock Option is granted the
Optionee  receiving the Incentive Stock Option owns or will be considered to own by reason of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the purchase price of the Stock covered by such  Incentive  Stock Option shall not be less than one hundred and ten percent  (110%) of the Fair Market  Value Per Share of the Stock
on the date the Incentive Stock Option is granted.

         "Fair Market Value Per Share" of the Stock shall mean: (i) if the Stock is not publicly traded, the amount determined by the Board Committee on the date of the grant of the Option; (ii) if the Stock is traded only otherwise than on a securities exchange and is not quoted on the National  Association of Securities
Dealers Automated Quotation System ("NASDAQ"),  the closing quoted selling price of the  Stock on the date of grant of the  Option  as  quoted  in "pink  sheets"
published by the National Daily Quotation  Bureau;  (iii) if the Stock is traded only  otherwise  than on a  securities  exchange  and is quoted on  NASDAQ,  the closing quoted selling price of the Stock on the date of grant of the Option, as reported by the Wall Street Journal; or (iv) if the Stock is admitted to trading on a securities  exchange,  the closing quoted selling price of the Stock on the date of  grant of the  Option,  as  reported  in the Wall  Street  Journal.  For purposes of Items (i) through (iv) of this paragraph,  if there were no sales on the date of the grant of an Option,  the Fair  Market  Value Per Share  shall be determined by the Board  Committee in accordance  with Section  20.2031-2 of the
Federal Estate Tax Regulations.

         To the extent that the aggregate  fair market value  (determined at the
Grant Date) of Stock with respect to which Incentive  Stock Options  (determined without  regard to this  sentence)  are  exercisable  for the first  time by any individual  during any  calendar  year  (under all plans of the  Company and its subsidiaries)  exceeds One  Hundred  Thousand  Dollars,  such  Options  shall be treated  as  Nonqualified  Options  (this  sentence  shall be  applied by taking
Incentive Stock Options into account in the order in which they were granted).

         Notwithstanding the foregoing,  the maximum number of shares underlying
Options  that may be granted to any Optionee  during any calendar  year shall be
250,000, subject to adjustment as provided in paragraph 13.

         6.   Duration of Options

         Any outstanding  Option and all  unexercised  rights  thereunder  shall expire and  terminate  automatically  upon the earliest of: (i) the cessation of the employment or engagement of the Optionee by the Company for any reason other than retirement (as provided by contract  between the Company any such person or otherwise  under normal Company  policies),  death or disability;  (ii) the date which is three months following the effective date of the Optionee's  retirement from the Company's service;  (iii) the date which is one year following the date on which the  Optionee's  service with the Company  ceases due to disability (or due to the  death  with  respect  to  Options  issued  prior to the date of this amendment);  (iv) the date of expiration  of the Option  determined by the Board
Committee at the time the Option is granted and  specified  in such Option;  and
(v) in any event,  the tenth  annual  anniversary  date of the  granting  of the
Option,  or, if when an Incentive  Stock Option is granted the Optionee owns (or would be  considered  to own by reason of Section  424(d) of the Code) more than ten percent (10%) of the total combined  voting power of all classes of stock of the Company,  then on the fifth such anniversary;  provided,  however,  that the
Board  Committee  shall have the right,  but not the  obligation,  to extend the expiry of the Options  held by an Optionee  whose  service  with the Company has ceased for any reason to the end of their  original  terms (either upon issuance of the  Option  or at  such  time  as the  Option  would  otherwise  terminate), notwithstanding  that such Options may no longer  qualify as an Incentive  Stock
Option under the Code.

         7.   Exercise of Options

               (a) An Option may be  exercisable  in  installments  or otherwise upon such terms as the Management  Option  Committee  shall  determine when the Option is granted. In the event that an Option is exercisable only in installments and the Optionee has been employed by the Company for five or more years as of the date such  Option was  granted,  such
          Option  shall  become  fully   exercisable  upon  the  termination  of
          employment  of the  Optionee  by  reason  of death or  disability  (as defined in Section  22(e)(3)  of the Code),  if and to the extent that such  acceleration  would not  cause a  violation  of the  limitations contained in section  422(b)(7) of the Code. If acceleration by reason of  termination  because of disability  would cause a violation of the limitations  contained in section 422(b)(7) of the Code,  acceleration shall  occur only in an amount  such that such  acceleration  does not
          cause  a  violation   of  section   422(b)(7)  of  the  Code  and  the
          acceleration of the  exercisability of any portion of the Option which would be in  violation  of such  limitation  shall be  deferred  until
          January  1  of  the  year  following  that  in  which  termination  of employment  occurs.  In the event  termination of employment occurs by reason of death,  acceleration of the exercisability of any portion of
          the  Option   shall  occur  only  as  and  to  the  extent  that  such
          acceleration  will not cause a violation of the limitations  contained in Section 422(b)(7) of the Code.

               (b)  The  Management  Option  Committee  at  any  time:  (i)  may
          accelerate  the  time  at  which  any  Option  granted   hereunder  is
          exercisable or otherwise vary the terms of an Option,  notwithstanding the fact that such  variance  may cause the  Option to be treated as a
          Nonqualified Option; (ii) in the case of a Non-Qualified Stock Option, may  permit  the  transferability  of such  Option  and may remove any restrictions  or conditions to which a  Non-Qualified  Stock Option is subject; and (iii) subject to the consent of the Optionee, may convert an outstanding  Incentive Stock Option to a Non-Qualified Stock Option
          it deems such conversion to be in the best interest of the Optionee.

               (c) No Option will be  exercisable  (and any  attempted  exercise will be deemed null and void) if such exercise would create a right of
          recovery  for  "short-swing   profits"  under  Section  16(b)  of  the
          Securities  Exchange Act of 1934, unless the Optionee pays the Company the amount of such  "short-swing  profits" at the time of the exercise of the Option.

               (d) In the event  that a portion  of an  Incentive  Stock  Option which first becomes exercisable  exceeds the limitations  contained in
          Section  422(b)(7)  of the Code,  the  shares  purchased  pursuant  to
          Options  in  excess  of  such   limitation   shall  be  deemed  to  be
          non-qualified stock options and shall be identified accordingly on the certificates  representing  such  shares  and  in the  stock  transfer records of the Company.

         8.   Method of Exercise

               (a) When the right to  purchase  shares  accrues,  Options may be exercised by giving written  notice to the Company  stating the number of shares  for which the  Option is being  exercised,  accompanied  by payment in full by cash, or its equivalent, acceptable to the Company, of the  purchase  price for the shares  being  purchased.  The Company shall issue a separate  certificate or  certificates of Stock for each
          Option exercised by an Optionee.

               (b) The Management  Option  Committee's  shall  determined at the time the Option is granted,  whether payment of the purchase price for the shares may be made in whole or in part with other  shares of Stock of the Company which are free and clear of all liens and encumbrances.
          The value of the shares of Stock  tendered  in payment  for the shares being  purchased  shall be the Fair Market Value Per Share on the date of the Optionee's notice of exercise.

               (c)  Notwithstanding  the  foregoing,  the Company shall have the right to  postpone  the time of delivery of the shares for such period as may be required  for the Company,  with  reasonable  diligence,  to comply  with  any  applicable  listing  requirements  of any  national securities exchange or the National Association of Securities Dealers,
          Inc. or any  Federal,  state or local law. If the  Optionee,  or other person  entitled  to  exercise  the  Option,  fails to  timely  accept delivery  of and pay for the  shares  specified  in such  notice,  the
          Management  Option  Committee  shall have the right to  terminate  the
          Option with respect to such shares.

         9.   Nontransferability of Options

         No Incentive Stock Option granted under the Plan shall be assignable or transferable by the Optionee,  either  voluntarily or by operation of law, other than by will or the laws of descent and  distribution,  and, during the lifetime of the Optionee, shall be exercisable only by the Optionee.

         10.   Continuance of Employment

         Nothing  contained in the Plan or in any Option  granted under the Plan shall confer upon any Optionee  any rights with respect to the  continuation  of employment  by the Company or interfere in any way with the right of the Company at any time (a) to terminate  such  employment,  (b) to increase or decrease the compensation  of the  Optionee  from  the rate in  existence  at the time of the granting of any Option, or (c) to alter the title, duties or responsibilities of an Optionee.

         11.   Restrictions on Shares

         If the Company  shall be advised by counsel that  certain  requirements under the  Federal  or state  securities  laws must be met  before  Stock may be issued  under this Plan,  the  Company  shall  notify all  persons who have been issued  Options,  and the Company  shall have no liability  for failure to issue
Stock under any exercise of Options because of delay while such requirements are being met or the inability of the Company to comply with such requirements.

         12.   Privilege of Stock Ownership

         No person  entitled to exercise any Option granted under the Plan shall have the rights or privileges of a stockholder  of the Company for any shares of
Stock  issuable  upon  exercise of such Option  until such person has become the holder of record of such shares.  No  adjustment  shall be made for dividends or other rights for which the record date is prior to the date on which such person becomes the holder of record, except as provided in paragraph 13 below.

         13.   Adjustment

               (a) If the number of outstanding shares of Stock are increased or decreased, or such shares are exchanged for a different number or kind of shares or securities of the Company through reorganization, merger,
          recapitalization,   reclassification,  stock  dividend,  stock  split,
          combination  of shares,  or other similar  transaction,  the aggregate number of shares of Stock subject to the Plan as provided in paragraph
          3 above,  and the shares of Stock  subject  to issued and  outstanding
          Options  under the Plan  shall be  appropriately  and  proportionately adjusted by the Management Option Committee. Any such adjustment in an outstanding  Option  shall be made  without  change  in the  aggregate purchase price applicable to the unexercised portion of the Option but with an  appropriate  adjustment  in the price for each share or other unit of any security covered by the Option.

               (b)  Notwithstanding  paragraph (a), upon: (i) the dissolution or
          liquidation  of  the  Company,   (ii)  a  reorganization,   merger  or
          consolidation  of the Company with one or more  corporations  in which the  Company  is not  the  surviving  corporation,  (iii)  a  sale  of substantially all of the assets of the Company or (iv) the transfer of more than 80% of the then outstanding  Stock of the Company to another entity or person in a single  transaction  or series of  transactions, the Plan shall  terminate,  and any outstanding  Options granted under the Plan shall  terminate  on the day before the  consummation  of the transaction;  provided that the Board shall have the right,  but shall not be obligated,  to accelerate  the time in which any Options may be exercised  prior to such a termination.  However,  the  termination of such  Options  shall  not occur if  provision  is made in  writing  in connection with the transaction,  in a manner acceptable to the Board, for: (A) the  continuance  of the Plan and  assumption of  outstanding
          Options,  or (B) the  substitution  for such Options of new options to purchase the stock of a successor corporation (or parent or subsidiary thereof), with appropriate adjustments as to number and kind of shares and option  price.  The Board shall have the  authority  to amend this paragraph to provide for a  requirement  that a successor  corporation assume any outstanding Options.

               (c)  Adjustments  under  this  paragraph  13 shall be made by the
          Management Option Committee whose determination as to what adjustments shall be made,  and the extent  thereof,  shall be final,  binding and conclusive.  No  fractional  shares of Stock shall be issued under the
          Plan or in connection with any such adjustment.

         14.   Holding Period and Forfeiture of Stock

               (a) All Stock  purchased  pursuant  to the  exercise of an Option shall be held by the  Company  for a period of two (2) years  from the date of exercise  (the  "Holding  Period").  Notwithstanding  anything contained herein to the contrary,  if an Optionee leaves the employ of the Company  during the Holding  Period for any reason  other than the retirement  (under normal  Company  policies),  death or disability of such Optionee, the Optionee's purchase of such Stock shall be voidable by the  Board  Committee  upon the  recommendation  of the  Management
          Option Committee.  If any purchase of Stock is voided by reason of the provisions of this  paragraph 14, an amount  determined as provided in paragraph  14(d) shall  thereupon be returned in full to the Optionee.
          Notwithstanding   the  foregoing,   upon  the  recommendation  of  the
          Management  Option  Committee,  the  Board  Committee  at any time may
          modify  any   requirement   set  forth  herein  with  respect  to  any
          outstanding  options or with respect to stock acquired pursuant to any
          Option.

               (b) At any time  within the Holding  Period  that there  exists a public  market for Class A Common Stock of the  Company,  the Optionee
          and the Management  Option  Committee may agree to the cancellation of an Optionee's Class B Common Stock of the Company then being held, and the  issuance in lieu thereof an  equivalent  number of Class A Common
          Stock of the Company.

               (c) In the event that an  Optionee  incurs a  financial  hardship within the  Holding  Period,  which is  determined  by the  Management
          Option  Committee in its sole discretion  upon written  application by the Optionee and after review of the facts and  circumstances to be of an immediate and heavy nature,  the  Management  Option  Committee may authorize the repurchase of the  Optionee's  Stock by the Company at a price as determined  under paragraph 14(d) and payment of the proceeds of such repurchase to the Optionee.

               (d) In the event that a purchase  of Stock is voided by reason of the provisions of this  paragraph  14(a) or repurchased by the Company by reason of the financial hardship of an Optionee, the amount paid to such Optionee by reason of the voided transaction or the repurchase of such stock  shall be the least of: (i) the funds paid by the  Optionee in connection with the voided  transaction;  (ii) the value in cash of
          Stock used to purchase  such Stock,  determined as of the date of such purchase, less any amount which would have been forfeited by reason of this  paragraph  14 relative to Stock used to purchase  the  forfeited stock  if such  Stock  had not  been so used  and the  Holding  Period relative to such stock had not expired; or (iii) the Fair Market Value
          Per  Share,  as  determined  in  accordance  with  the  provisions  of paragraph  5  hereof,  on  the  termination  date  of  the  Optionee's employment  with  the  Company  or the  date  of the  repurchase  made pursuant to paragraph 14(b), as the case may be.

               (e) In order to facilitate the repurchase of Stock by the Company in accordance with the terms of paragraph 14(a) hereof, if an Optionee leaves the employ of the  Company  during the  Holding  Period and the
          Company rescinds the purchase of Stock by such Optionee, each Optionee who  exercises  any Option or portion  thereof  shall,  at the time of payment thereof, as provided in paragraph 7(a) hereof,  deliver to the
          Company a form of stock power and  assignment  signed by such Optionee in form and  substance  satisfactory  to the  Company,  rendering  the certificate  representing  the  shares  purchased  negotiable  to  the
          Company.

         15.   Optionee's Right to Pledge

               (a)  Notwithstanding the provisions of Paragraph 14(a) hereof, if any Optionee who exercises an Option  demonstrates  to the  Management
          Option  Committee a need to obtain financing for the purchase of Stock pursuant to such exercise and  indicates  his good faith  intention to remain in the employ of the  Company  during the Holding  Period,  the
          Management  Option  Committee,  in its  sole  discretion,  may  permit delivery of any Stock purchased pursuant to the exercise of any Option to a financial  institution  for use by such  Optionee  as  collateral security  for the purchase of the Stock,  subject to any  necessary or appropriate  restrictions  with respect  thereto as may be required to comply with  applicable  Federal and state  securities laws and/or the listing requirements of any national securities exchange and the terms of any  agreement  that  may be  required  by  the  Management  Option
          Committee as a condition of delivery of any Stock.

               (b) If Stock is delivered to an Optionee in order to facilitate a pledge  described in paragraph 15(a), the Company shall have the right to cancel said Stock upon the  exercise of the  Company's  election to void  the  purchase  of  such  Stock  pursuant  to the  provisions  of paragraph  14(a).  Upon the cancellation of such Stock and application by the holder thereof,  the Company shall pay to the holder the amount payable for such Stock as calculated under the provisions of paragraph
          14(c) hereof.

               (c) Any Stock delivered to an Optionee pursuant to the provisions of this  paragraph 15 shall contain a legend stating that the Stock is subject to  cancellation  pursuant  to the terms of this Plan and that upon  cancellation  the amount  payable to the holder thereof shall be limited as provided in the Plan.

         16.   Delivery of Certificates

               If the Optionee  remains in the employ of the Company  throughout the Holding  Period,  or leaves the employ of the Company by reason of retirement (under normal Company policies),  death or disability,  the
          Company shall  deliver to the Optionee or his personal  representative
          (as the case may be), as soon as practicable thereafter,  certificates representing the Stock purchased by the Optionee under the Option free and  clear  of  restriction  except  for the  restrictions  which  are necessary to assure  compliance  by the Company and the Optionee  with applicable  Federal  and state  securities  laws  and/or  the  listing requirements of any national securities exchange (the "Certificates").
          If the Company  fails or  declines  to exercise  its right to void any purchase  pursuant to the terms of  paragraph  14 hereof,  the Company
          shall  deliver  the   Certificates  to  those  Optionees  as  soon  as
          practicable  after the  expiration  of two (2) years  from the date of exercise of the applicable Option. In the event an Option is exercised using Stock as consideration for the Purchase Price, the Company shall issue  separate  certificates  for each block of shares  delivered  in payment of the Option Price and for the balance of shares purchased at such exercise.

         17.   Investment Purpose

         Each Option  granted  hereunder may be issued on the condition that any purchase of Stock  pursuant to the  exercise of an Option which shall not be the subject of a registration  statement  permitting the sale or other  distribution thereof  shall  be for  investment  purposes  and not with a view to  resale  or distribution  (the  "Restricted  Stock").  If  requested  by the  Company,  each
Optionee must agree,  at the time of the purchase of any  Restricted  Stock,  to execute an "investment  letter" setting forth such investment intent in the form acceptable  to the Company and must consent to any stock  certificate  issued to him  thereunder  bearing a restrictive  legend  setting  forth the  restrictions applicable to the further resale,  transfer or other conveyance  thereof without registration  under  the  Securities  Act of 1933,  as  amended,  and  under the applicable securities or blue sky laws of any other jurisdiction (together,  the
"Securities   Laws"),  or  the  availability  of  exemptions  from  registration thereunder  and to the  placing of transfer  restrictions  on the records of the transfer  agent for such stock.  No Restricted  Stock may  thereafter be resold, transferred or otherwise conveyed unless:

                    (1) an opinion of the  Optionee's  counsel is  received,  in form and substance  satisfactory to counsel for the Company, that
               registration   under  the  applicable   Securities  Laws  is  not
               required; or

                    (2) such Stock is registered under the applicable Securities
               Laws; or

                    (3) "no action"  letters are received  from the staff of the
               Securities and Exchange  Commission  and from the  administrative agencies  administering  all other applicable  securities or blue sky laws, based on the option of counsel for Optionee in form and substance  reasonably  satisfactory  to counsel for the  Company, advising that  registrations  under the  Securities  Laws are not required.

         18.   Amendment and Termination of Plan

          (a) The Board may,  from time to time,  with  respect to any shares at the time not subject to Options,  suspend or terminate the Plan or amend or revise the terms of the Plan; provided that any amendment to the Plan shall be  approved  by a  majority  of the  shareholders  of the  Company  if the amendment would (i) materially  increase or decrease the benefits  accruing to  participants  under the Plan;  (ii)  increase or decrease the number of shares of Stock  which may be issued  under the Plan,  except as  permitted under the provisions of paragraph 13 above; or (iii) materially  modify the requirements as to eligibility for participation in the Plan.

          (b) Subject to the  provisions  in paragraph 13 above,  the Plan shall terminate  ten (10) years from the  earlier of the  adoption of the Plan by the  Board  or  its  approval  by  the  shareholders.  Notwithstanding  the foregoing, if a longer term is permitted with respect to the duration of an incentive  stock  option  plan under law,  the Board may extend the term of this Plan to a term not to exceed the longest term  permitted  with respect to an incentive stock option plan.

          (c) Subject to the  provisions  in paragraph 13 above,  no  amendment, suspension or  termination  of this Plan shall,  without the consent of the
     Optionee,  alter or impair  any  rights  or  obligations  under any  Option granted to such Optionee under the Plan.

         19.   Effective Date of Plan

         The Plan shall become effective upon adoption by the Board and approval by the Company's shareholders;  provided, however, that prior to approval of the
Plan by the Company's  shareholders but after adoption by the Board, Options may be granted under the Plan subject to obtaining such approval.

         20.   Term of Plan

         No Option  shall be granted  pursuant  to the Plan after ten (10) years from the earlier of the date of adoption of the Plan by the Board of the Company or the date of  approval  by the  Company's  shareholders.  Notwithstanding  the foregoing,  if a longer term is  permitted  with  respect to the  duration of an incentive  stock  option  plan under law,  the Board may extend the term of this
Plan to a term not to exceed  the  longest  term  permitted  with  respect to an incentive stock option plan

         21.   Miscellaneous

          (a) All distributions under the Plan are subject to withholding of all applicable  taxes,  and the Management  Option  Committee may condition the delivery of any shares or other benefits under the Plan on  satisfaction of the applicable withholding obligations. The Management Option Committee, in its discretion,  and subject to such  requirements as the Management Option
     Committee  may impose  prior to the  occurrence  of such  withholding,  may permit such withholding obligations to be satisfied through cash payment by the  Optionee,  through the  surrender of shares of Stock that the Optionee already  owns,  or through  the  surrender  of shares of Stock to which the
     Optionee is otherwise entitled under the Plan.

          (b) Nothing  contained in the Plan shall be  construed  as  conferring upon any employee the right to continue in the employ of the Company or any of its subsidiaries.

          (c)  Employment  by the  Company for the purpose of this Plan shall be deemed to include employment by, and to continue during any period in which an employee is in the employment of, any subsidiary.

          (d) An employee shall have no rights as a shareholder  with respect to shares covered by such employee's  Option until the date of the issuance of shares to the employee  pursuant  thereto.  No adjustment  will be made for dividends  or other  distributions  or rights for which the record  date is prior to the date of such issuance.

          (e) Nothing  contained  in the Plan shall be  construed  as giving any employee,  such employee's  beneficiaries or any other person any equity or other  interest of any kind in any assets of the Company or any  subsidiary or  creating a trust of any kind or a  fiduciary  relationship  of any kind between the Company or any  subsidiary  and any such  person.  Any Optionee shall have only a contractual  right to shares of Stock as set forth in the
     Agreement,  unsecured by any assets of the Company or any  subsidiary,  and nothing  contained in the Plan shall constitute a guarantee that the assets of the Company or any subsidiary shall be sufficient to pay any benefits to any person.

          (f) Nothing  contained  in the Plan shall be  construed to prevent the
     Company or any subsidiary  from taking any corporate  action that is deemed by the  Company  or  such  subsidiary  to be  appropriate  or in  its  best interests,  whether or not such action would have an adverse  effect on the
     Plan or any Option made under the Plan. No employee,  beneficiary  or other person  shall have any claim  against  the Company or any  subsidiary  as a result of any such action.

          (g) Neither an employee nor an employee's  beneficiary  shall have the power or right to sell,  exchange,  pledge,  transfer,  assign or otherwise encumber or dispose of such employee's or  beneficiary's  interest  arising under  the Plan or any  Option  received  under the  Plan;  nor shall  such interest  be  subject  to  seizure  for the  payment  of an  employee's  or beneficiary's  debts,  judgments,  alimony,  or separate  maintenance or be transferable  by  operation  of  law  in  the  event  of an  employee's  or beneficiary's  bankruptcy or insolvency and to the extent any such interest arising under the Plan or an Option received under the Plan is awarded to a spouse pursuant to any divorce proceeding, such interest shall be deemed to be terminated and forfeited notwithstanding any vesting provisions or other terms herein or in the agreement evidencing such option.

          (h) The  proceeds  received by the Company  from the sale of shares of
     Stock pursuant to the Plan shall be used for general corporate purposes.

          (i) Unless  otherwise  specified  herein,  each  election  required or permitted to be made by any  Optionee or other person  entitled to benefits under the Plan,  and any permitted  modification,  or  revocation  thereof, shall be in  writing  at such  times,  in such  form,  and  subject to such restrictions and limitations,  not inconsistent with the terms of the Plan, as the Board Committee shall require.

          (j) All rights and  obligations  under the Plan shall be governed  by, and the Plan shall be construed in accordance  with,  the laws of the State of Missouri  without regard to the principles of conflicts of laws.  Titles and headings to Sections  herein are for purposes of  reference  only,  and shall  in  no  way  limit,  define  or  otherwise  affect  the  meaning  or interpretation of any provisions of the Plan.